EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Quarterly Report of Magnus International Resources Inc.
(the "Company") on Form 10-QSB for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 13, 2004                    /s/ Graham Taylor
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                                            Graham Taylor
                                            President, CEO, CFO, Secretary,
                                            Treasurer and Director (Principal
                                            Executive Officer and Principal
                                            Financial Officer)